SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 25, 2003

                                       CW

                                  (Depositor)

   (Issuer in respect of Mortgage Pass-Through Certificates, Series 2003-30)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                       Mortgage Pass-Through Certificates
                                 Series 2003-30

On July 25, 2003, The Bank of New York, as Trustee for CW, Mortgage Pass-Through Certificates Series 2003-30, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2003, among CW as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Mortgage Pass-Through Certificates Series 2003-30 relating to the distribution date of July 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of May 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 2003


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated July 25, 2003


                             Payment Date: 07/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2003-30
                        Alternative Loan Trust 2003-12CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       673,736,017.56    5.500000%     5,493,527.88  3,087,956.75    8,581,484.62       0.00       0.00
                        2A1       181,963,392.99    5.000000%     2,622,513.49    758,180.80    3,380,694.29       0.00       0.00
                        PO          1,652,580.76    0.000000%         5,799.81          0.00        5,799.81       0.00       0.00
Residual                AR                  0.00    5.393000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          13,323,824.02    5.393489%        23,274.20     59,884.91       83,159.12       0.00       0.00
                        B1          5,773,657.08    5.393489%        10,085.49     25,950.13       36,035.62       0.00       0.00
                        B2          3,997,147.21    5.393489%         6,982.26     17,965.47       24,947.73       0.00       0.00
                        B3          2,220,637.34    5.393489%         3,879.03      9,980.82       13,859.85       0.00       0.00
                        B4          1,776,509.87    5.393489%         3,103.23      7,984.66       11,087.88       0.00       0.00
                        B5          1,777,541.84    5.393489%         3,104.94      7,989.29       11,094.23       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        886,221,308.67     -            8,172,270.33  3,975,892.83   12,148,163.16     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       668,242,489.68              0.00
                                2A1       179,340,879.51              0.00
                                PO          1,646,780.95              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          13,300,549.82              0.00
                                B1          5,763,571.59              0.00
                                B2          3,990,164.95              0.00
                                B3          2,216,758.30              0.00
                                B4          1,773,406.64              0.00
                                B5          1,774,436.90              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        878,049,038.34     -
--------------------------------------------------------------------------------

                             Payment Date: 07/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2003-30
                        Alternative Loan Trust 2003-12CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   673,736,017.56     5.500000% 12669EKH8     8.125451      4.567382    988.394264
                           2A1   181,963,392.99     5.000000% 12669EKJ4    14.306674      4.136126    978.363508
                           PO      1,652,580.76     0.000000% 12669EKK1     3.456660      0.000000    981.473460
Residual                   AR              0.00     5.393000% 12669EKL9     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      13,323,824.02     5.393489% 12669EKM7     1.743386      4.485761    996.295867
                           B1      5,773,657.08     5.393489% 12669EKN5     1.743386      4.485761    996.295867
                           B2      3,997,147.21     5.393489% 12669EKP0     1.743386      4.485761    996.295867
                           B3      2,220,637.34     5.393489% 12669EKQ8     1.743386      4.485761    996.295867
                           B4      1,776,509.87     5.393489% 12669EKR6     1.743386      4.485761    996.295867
                           B5      1,777,541.84     5.393489% 12669EKS4     1.743335      4.485761    996.295917
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     886,221,308.67       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2003-30
                        Alternative Loan Trust 2003-12CB
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       692,073,510.07   185,975,528.18   878,049,038.25
Loan count                   4206             1418             5624
Avg loan rate           6.083519%        5.522448%             5.96
Prepay amount        4,797,317.18     1,826,685.38     6,624,002.56

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees       142,454.78        38,634.12       181,088.90
Sub servicer fees      193,866.56        43,556.33       237,422.89
Trustee fees             5,231.95         1,414.71         6,646.66


Agg advances                  N/A              N/A              N/A
Adv this period          8,990.79         3,179.50        12,170.29

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy             174,014.49        47,232.50       221,246.99
Fraud                7,000,000.00     1,900,000.00     8,900,000.00
Special Hazard       8,862,213.09             0.00     8,862,213.09


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.747931%           100.000000%            857,351,991.31
   -----------------------------------------------------------------------------
   Junior            3.252069%             0.000000%             28,818,888.20
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          11                 1,675,873.99
60 to 89 days                           1                    88,396.03
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                12                 1,764,270.02
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           12,148,163.16         12,148,163.16
Principal remittance amount            8,172,270.33          8,172,270.33
Interest remittance amount             3,975,892.83          3,975,892.83